EX-31 Rule 13a-14(d)/15d-14(d) Certifications.

I, Nicholas Galeone, certify that:

1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the UBS Commercial Mortgage Trust 2017-C5 (the "Exchange Act periodic reports");

2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

4. Based on my knowledge and the servicer compliance statements required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicers have fulfilled their obligations under the servicing agreements in all material respects; and

5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:

Midland Loan Services, a Division of PNC Bank, National Association, as Master Servicer, K-Star Asset Management LLC, as Special Servicer, Wells Fargo Bank, National Association, as Trustee and Certificate Administrator, Wells Fargo Bank, National Association, as Custodian, Park Bridge Lender Services LLC, as Operating Advisor, Berkeley Point Capital LLC d/b/a Newmark Knight Frank, as Primary Servicer, Computershare Trust Company, National Association, as Servicing Function Participant for the Certificate Administrator, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian, Wells Fargo Bank, National Association, as Primary Servicer for the IGT Reno Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the IGT Reno Mortgage Loan, Wilmington Trust, National Association, as Trustee for the IGT Reno Mortgage Loan, Citibank, N.A., as Custodian for the IGT Reno Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the IGT Reno Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the IGT Reno Mortgage Loan, U.S. Bank National Association, as Servicing Function Participant for the IGT Reno Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the AHIP Northeast Portfolio III  Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the AHIP Northeast Portfolio III  Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the AHIP Northeast Portfolio III  Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the AHIP Northeast Portfolio III  Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the AHIP Northeast Portfolio III  Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the AHIP Northeast Portfolio III Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the 237 Park Avenue Mortgage Loan, Wells Fargo Bank, National Association, as Special Servicer for the 237 Park Avenue Mortgage Loan prior to August 26, 2024, LNR Partners, LLC, as Special Servicer for the 237 Park Avenue Mortgage Loan on and after August 27, 2024, Wilmington Trust, National Association, as Trustee for the 237 Park Avenue Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the 237 Park Avenue Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the 237 Park Avenue Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the 237 Park Avenue Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the 237 Park Avenue Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the DoubleTree Berkeley Marina Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the DoubleTree Berkeley Marina Mortgage Loan, Wilmington Trust, National Association, as Trustee for the DoubleTree Berkeley Marina Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the DoubleTree Berkeley Marina Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the DoubleTree Berkeley Marina Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the DoubleTree Berkeley Marina Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the DoubleTree Berkeley Marina Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for The District Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for The District Mortgage Loan, Wilmington Trust, National Association, as Trustee for The District Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for The District Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for The District Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for The District Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for The District Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Burbank Office Portfolio Mortgage Loan, Situs Holdings, LLC, as Special Servicer for the Burbank Office Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Burbank Office Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Burbank Office Portfolio Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Burbank Office Portfolio Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Burbank Office Portfolio Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Burbank Office Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Marriott Grand Cayman Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Marriott Grand Cayman Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Marriott Grand Cayman Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Marriott Grand Cayman Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Marriott Grand Cayman Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Marriott Grand Cayman Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the Hyatt Regency Princeton Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the Hyatt Regency Princeton Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Hyatt Regency Princeton Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Hyatt Regency Princeton Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Hyatt Regency Princeton Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Hyatt Regency Princeton Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Bass Pro & Cabela’s Portfolio Mortgage Loan, K-Star Asset Management LLC, as Special Servicer for the Bass Pro & Cabela’s Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Bass Pro & Cabela’s Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Bass Pro & Cabela’s Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Bass Pro & Cabela’s Portfolio Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Bass Pro & Cabela’s Portfolio Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Bass Pro & Cabela’s Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Primary Servicer for the At Home Portfolio Mortgage Loan, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer for the At Home Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the At Home Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the At Home Portfolio Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the At Home Portfolio Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the At Home Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Cabela’s Industrial Portfolio Mortgage Loan, K-Star Asset Management LLC, as Special Servicer for the Cabela’s Industrial Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Cabela’s Industrial Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Cabela’s Industrial Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Cabela’s Industrial Portfolio Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Cabela’s Industrial Portfolio Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Cabela’s Industrial Portfolio Mortgage Loan, KeyBank National Association, as Primary Servicer for the Totowa Commerce Center Mortgage Loan, LNR Partners, LLC, as Special Servicer for the Totowa Commerce Center Mortgage Loan, Wells Fargo Bank, National Association, as Trustee for the Totowa Commerce Center Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Totowa Commerce Center Mortgage Loan, Park Bridge Lender Services LLC, as Operating Advisor for the Totowa Commerce Center Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Totowa Commerce Center Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Murrieta Plaza Mortgage Loan, Rialto Capital Advisors, LLC, as Special Servicer for the Murrieta Plaza Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Murrieta Plaza Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Murrieta Plaza Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the Murrieta Plaza Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Murrieta Plaza Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Murrieta Plaza Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the National Office Portfolio Mortgage Loan, KeyBank National Association, as Special Servicer for the National Office Portfolio Mortgage Loan, Wilmington Trust, National Association, as Trustee for the National Office Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the National Office Portfolio Mortgage Loan, Pentalpha Surveillance LLC, as Operating Advisor for the National Office Portfolio Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the National Office Portfolio Mortgage Loan, Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the National Office Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as Primary Servicer for the Centre 425 Bellevue Mortgage Loan, Situs Holdings, LLC as Special Servicer for the Centre 425 Bellevue Mortgage Loan, Wilmington Trust, National Association, as Trustee for the Centre 425 Bellevue Mortgage Loan, Wells Fargo Bank, National Association, as Custodian for the Centre 425 Bellevue Mortgage Loan, CoreLogic Solutions, LLC, as Servicing Function Participant for the Centre 425 Bellevue Mortgage Loan, and Computershare Trust Company, National Association, as Servicing Function Participant for the Custodian for the Centre 425 Bellevue Mortgage Loan.

Dated: March 17, 2025

/s/ Nicholas Galeone

Nicholas Galeone

President

(senior officer in charge of securitization of the depositor)